Exhibit 10.1

CERTIFICATE OF INCORPORATION

OF A

PRIVATE LIMITED COMPANY

Company Number 13353473

The Registrar of Companies for England and Wales, hereby certifies that

GENETHERA ROBOTICS LIMITED

is this day incorporated under the Companies Act 2006 as a private company, that the company is limited by shares, and the situation of its registered office is in England and Wales.

Given at Companies House, Cardiff, on 23rd April 2021.

The above information was communicated by electronic means and authenticated by the

Registrar of Companies under section 1115 of the Companies Act 2006

CS01(ef)
Confirmation Statement

Company Name:	GENETHERA ROBOTICS LIMITED
Company Number:	13353473
Received for filing in Electronic Format on the: 04/05/2021

Company Name:	GENETHERA ROBOTICS LIMITED

Company Number:	13353473

Confirmation Statement date:	04/05/2021

Electronically filed document for Company Number:	13353473

Full details of Shareholders

The details below relate to individuals/corporate bodies that were shareholders during the review period or that had ceased to be shareholders since the date of the previous confirmation statement.

Shareholder information for a non-traded company as at the confirmation statement date is shown below

Shareholding 1:	49000000 ORDINARY shares held as at the date of this confirmation statement

Name:	ALEJANDRA BAGLIETTO

Shareholding 2:	51000000 ORDINARY shares held as at the date of this confirmation statement

Name:	GENETHERA, INC

Electronically filed document for Company Number: 13353473

Confirmation Statement

I confirm that all information required to be delivered by the company to the registrar in relation to the confirmation period concerned either has been delivered or is being delivered at the same time as the confirmation statement

Electronically filed document for Company Number:	13353473

Authorisation

Authenticated

This form was authorised by one of the following:

Director, Secretary, Person Authorised, Charity Commission Receiver and Manager, CIC Manager, Judicial Factor

Electronically filed document for Company Number:	13353473